UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 22, 2014


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(C))


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                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Convertible Promissory Note

On January 22, 2014, Hinto Energy, Inc. ("the Company") issued a Secured Convertible Promissory Note in exchange for cash of $2,000,000 in order to support continuing operations and the Company's re-completion and drilling plans in its oil and gas fields in Utah and Montana.

The Secured Convertible Promissory Note ("the Note") has a term of 3 years and accrues interest at a rate of a rate of 10% per annum with quarterly interest payments starting in July 2014. The Note is convertible into shares of the Company's common stock at a rate of $1.25 per share. The Note has provisions for issuance of up to 480,000 warrants exercisable for shares of the Company's common stock, such warrants to be issued to the Noteholder based on the amount of note principal converted into common stock, if any. The warrants, if issued, would have a term of 3 years from the issuance of the promissory note and an exercise price of $2.00 per share.

The Notes is secured by the assets consisting of the Company's leases and wells in MusslshellCounty, Montana.

Exemption From Registration Claimed

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). The entity/individuals that purchased the unregistered securities were primarily existing shareholders, known to the Company and its management, through pre-existing business relationships, as long standing business associates and employees. The purchaser was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.


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On January 23, 2014, the Company made a press release  announcing the $2,000,000 investment. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     ----------         -----------
            99.1        Press Release, dated January 23, 2014


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  HINTO ENERGY, INC.


                         By:      /s/ George Harris
                                      -------------
                                      George Harris, Chief Executive Officer


Date: January 24, 2014